TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY Merrill Lynch Life Variable Annuity Separate Account A Supplement Dated December 12, 2011 to the Prospectus For RETIREMENT PLUS (Dated May 1, 2011)	TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY OF NEW YORK ML of New York Variable Annuity Separate Account A Supplement Dated December 12, 2011 to the Prospectus For RETIREMENT PLUS (Dated May 1, 2008)
TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY Merrill Lynch Life Variable Annuity Separate Account B Supplement Dated December 12, 2011 to the Prospectus For RETIREMENT PLUS (Dated May 1, 2011)	TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY OF NEW YORK ML of New York Variable Annuity Separate Account B Supplement Dated December 12, 2011 to the Prospectus For RETIREMENT PLUS (Dated May 1, 2008)

This supplement updates the Prospectus for Merrill Lynch Retirement Plus® Annuity issued by Transamerica Advisors Life Insurance Company and Transamerica Advisors Life Insurance Company of New York.

Effective on or about December 12, 2011, the Invesco V.I. Capital Appreciation Fund subaccount and AllianceBernstein Large Cap Growth Portfolio subaccount (the “Subaccounts”) will be closed to new investment. “Closed to new investment” means no one can allocate additional amounts (either through policy transfer or additional premium) to the Subaccounts after December 12, 2011.

If you have any amount in the Subaccounts on December 12, 2011, you may do the following (subject to the terms and conditions contained in the prospectus):

•	transfer amounts out of the Subaccounts into other subaccounts;
•	withdraw amounts from the Subaccounts; and
•	maintain your current investment in the Subaccounts.

Please note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging) directing us to invest in the Subaccounts, you need to provide us with new instructions for amounts that would have otherwise gone into the Subaccounts.